                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1995-2

                                                                                                Distribution Date:      5/17/99

Section 5.2 - Supplement                                          Class A         Class B       Collateral              Total
----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                             3,115,000.00      181,245.17      225,966.43         3,522,211.59
       Deficiency Amounts                                               0.00            0.00                                 0.00
       Additional Interest                                              0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                      0.00                 0.00

(iii)  Collections of Principal Receivables                    72,118,182.05    4,097,514.71    5,736,782.84        81,952,479.60

(iv)   Collections of Finance Charge Receivables                8,917,764.65      506,677.66      709,381.15        10,133,823.46

(v)    Aggregate Amount of Principal Receivables                                                                18,471,318,946.69

                                        Investor Interest     600,000,000.00   34,090,000.00   47,728,181.82       681,818,181.82
                                        Adjusted Interest     600,000,000.00   34,090,000.00   47,728,181.82       681,818,181.82

                                             Series
       Floating Investor Percentage                3.69%              88.00%           5.00%           7.00%              100.00%
       Fixed Investor Percentage                   3.69%              88.00%           5.00%           7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     96.17%
               30 to 59 days                                                                                                1.21%
               60 to 89 days                                                                                                0.84%
               90 or more days                                                                                              1.78%
                                                                                                                -----------------
                                    Total Receivables                                                                     100.00%

(vii)  Investor Default Amount                                  2,934,449.55      166,725.64      233,426.57         3,334,601.76

(viii) Investor Charge-Offs                                             0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00            0.00

(x)    Servicing Fee                                              500,000.00       28,408.33       39,773.48           568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      11.97%

(xii)  Reallocated Monthly Principal                                                    0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)           600,000,000.00   34,090,000.00   47,728,181.82       681,818,181.82

(xiv)  LIBOR                                                                                                             4.92625%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                          8,417,764.65      478,269.33      669,607.67         9,565,641.64

(xxii) Certificate Rate                                             6.23000%        6.38000%        5.32625%

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1995-3

                                                                                          Distribution Date:          5/17/99

Section 5.2 - Supplement                                             Class A          Class B       Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                              2,336,250.00      136,149.60      173,418.67         2,645,818.27
       Deficiency Amounts                                                0.00            0.00                                 0.00
       Additional Interest                                               0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)  Collections of Principal Receivables                     54,088,636.54    3,073,196.13    4,302,527.03        61,464,359.70

(iv)   Collections of Finance Charge Receivables                 6,688,323.48      380,015.68      532,028.43         7,600,367.60

(v)    Aggregate Amount of Principal Receivables                                                                 18,471,318,946.69

                                      Investor Interest        450,000,000.00   25,568,000.00   35,795,636.36       511,363,636.36
                                      Adjusted Interest        450,000,000.00   25,568,000.00   35,795,636.36       511,363,636.36

                                            Series
       Floating Investor Percentage            2.77%                   88.00%           5.00%           7.00%              100.00%
       Fixed Investor Percentage               2.77%                   88.00%           5.00%           7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      96.17%
               30 to 59 days                                                                                                 1.21%
               60 to 89 days                                                                                                 0.84%
               90 or more days                                                                                               1.78%
                                                                                                                 -----------------
                                      Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                   2,200,837.16      125,046.68      175,067.48         2,500,951.32

(viii) Investor Charge-Offs                                              0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)    Servicing Fee                                               375,000.00       21,306.67       29,829.70           426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       11.97%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)            450,000,000.00   25,568,000.00   35,795,636.36       511,363,636.36

(xiv)  LIBOR                                                                                                              4.92625%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                           6,313,323.48      358,709.01      502,198.74         7,174,231.23

(xxii) Certificate Rate                                              6.23000%        6.39000%        5.45125%

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1996-1

                                                                                         Distribution Date:          5/17/99

Section 5.2 - Supplement                                  Class A        Class B        Collateral                   Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                            0.00           0.00            0.00                      0.00

(ii)   Monthly Interest Distributed                     3,237,500.00     189,248.43      263,625.92              3,690,374.35
       Deficiency Amounts                                       0.00           0.00                                      0.00
       Additional Interest                                      0.00           0.00                                      0.00
       Accrued and Unpaid Interest                                                             0.00                      0.00

(iii)  Collections of Principal Receivables            84,137,879.06   4,780,473.89    6,692,873.25             95,611,226.20

(iv)   Collections of Finance Charge Receivables       10,404,058.75     591,128.89      827,606.39             11,822,794.04

(v)    Aggregate Amount of Principal Receivables                                                            18,471,318,946.69

                                Investor Interest     700,000,000.00  39,772,000.00   55,682,545.45            795,454,545.45
                                Adjusted Interest     700,000,000.00  39,772,000.00   55,682,545.45            795,454,545.45

                                        Series
       Floating Investor Percentage       4.31%               88.00%          5.00%           7.00%                   100.00%
       Fixed Investor Percentage          4.31%               88.00%          5.00%           7.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
               Current                                                                                                 96.17%
               30 to 59 days                                                                                            1.21%
               60 to 89 days                                                                                            0.84%
               90 or more days                                                                                          1.78%
                                                                                                            -----------------
                           Total Receivables                                                                          100.00%

(vii)  Investor Default Amount                          3,423,524.47     194,514.88      272,329.37              3,890,368.72

(viii) Investor Charge-Offs                                     0.00           0.00            0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions               0.00           0.00            0.00

(x)    Servicing Fee                                      583,333.33      33,143.33       46,402.12                662,878.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  11.97%

(xii)  Reallocated Monthly Principal                                           0.00            0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)   700,000,000.00  39,772,000.00   55,682,545.45            795,454,545.45

(xiv)  LIBOR                                                                                                         4.92625%

(xv)   Principal Funding Account Balance                                                                                 0.00

(xvii) Accumulation Shortfall                                                                                            0.00

(xviii)Principal Funding Investment Proceeds                                                                             0.00

(xx)   Principal Investment Funding Shortfall                                                                            0.00

(xxi)  Available Funds                                  9,820,725.42     557,985.56      781,204.27             11,159,915.25

(xxii) Certificate Rate                                     5.55000%       5.71000%        5.32625%

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1996-2

                                                                                                Distribution Date:        5/17/99

Section 5.2 - Supplement                                        Class A         Class B        Collateral                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00             0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                         2,740,833.33       160,416.67      220,743.06             3,121,993.06
       Deficiency Amounts                                           0.00             0.00                                     0.00
       Additional Interest                                          0.00             0.00                                     0.00
       Accrued and Unpaid Interest                                                                   0.00                     0.00

(iii)  Collections of Principal Receivables                66,108,333.55     3,756,155.32    5,258,617.44            75,123,106.30

(iv)   Collections of Finance Charge Receivables            8,174,617.59       464,466.91      650,253.67             9,289,338.17

(v)    Aggregate Amount of Principal Receivables                                                                 18,471,318,946.69

                                    Investor Interest     550,000,000.00    31,250,000.00   43,750,000.00           625,000,000.00
                                    Adjusted Interest     550,000,000.00    31,250,000.00   43,750,000.00           625,000,000.00

                                          Series
       Floating Investor Percentage           3.38%               88.00%            5.00%           7.00%                  100.00%
       Fixed Investor Percentage              3.38%               88.00%            5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      96.17%
               30 to 59 days                                                                                                 1.21%
               60 to 89 days                                                                                                 0.84%
               90 or more days                                                                                               1.78%
                                                                                                                 -----------------
                                   Total Receivables                                                                       100.00%

(vii)  Investor Default Amount                              2,689,912.08       152,835.91      213,970.28             3,056,718.28

(viii) Investor Charge-Offs                                         0.00             0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00             0.00            0.00

(x)    Servicing Fee                                          458,333.33        26,041.67       36,458.33               520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       11.97%

(xii)  Reallocated Monthly Principal                                                 0.00            0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted)       550,000,000.00    31,250,000.00   43,750,000.00           625,000,000.00

(xiv)  LIBOR                                                                                                              4.92625%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                      7,716,284.26       438,425.24      613,795.34             8,768,504.84

(xxii) Certificate Rate                                         5.98000%         6.16000%        5.67625%

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1996-3

                                                                                            Distribution Date:         5/17/99

Section 5.2 - Supplement                                          Class A         Class B        Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00            0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                             2,434,132.89      141,813.47      165,355.17          2,741,301.53
       Deficiency Amounts                                               0.00            0.00                                  0.00
       Additional Interest                                              0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)  Collections of Principal Receivables                    49,519,108.33    2,813,570.68    3,939,148.09         56,271,827.10

(iv)   Collections of Finance Charge Receivables                6,123,279.05      347,911.72      487,094.86          6,958,285.64

(v)    Aggregate Amount of Principal Receivables                                                                 18,471,318,946.69

                                        Investor Interest     411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86
                                        Adjusted Interest     411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

                                           Series
       Floating Investor Percentage          2.53%                    88.00%           5.00%           7.00%               100.00%
       Fixed Investor Percentage             2.53%                    88.00%           5.00%           7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      96.17%
               30 to 59 days                                                                                                 1.21%
               60 to 89 days                                                                                                 0.84%
               90 or more days                                                                                               1.78%
                                                                                                                 -----------------
                                    Total Receivables                                                                      100.00%

(vii)  Investor Default Amount                                  2,014,905.55      114,482.66      160,281.79          2,289,670.00

(viii) Investor Charge-Offs                                             0.00            0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00            0.00

(x)    Servicing Fee                                              343,319.17       19,506.67       27,310.37            390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       11.97%

(xii)  Reallocated Monthly Principal                                                    0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

(xiv)  LIBOR                                                                                                              4.92625%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                          5,779,959.89      328,405.06      459,784.49          6,568,149.43

(xxii) Certificate Rate                                             7.09000%        7.27000%        5.67625%